UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 1, 2005

                        Commission file number: 000-16299
                                ----------------

                               ANTS SOFTWARE INC.
             (Exact name of registrant as specified in its charter)

         Delaware                                           13-3054685
(State or other jurisdiction of             (IRS Employer Identification Number)
 Incorporation or Organization)

801 Mahler Rd, Suite G, Burlingame, CA                               94010
(Address of principal executive offices)                           (Zip Code)

                                 (650) 692-0240
              (Registrant's Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 Entry into a Material Definitive Agreement.

     On February 1, 2005, ANTs software inc. (the "Company") entered into an Amendment Agreement with each of the following persons: Francis K. Ruotolo, the Company's Chairman, Boyd Pearce, the Company's President and Chief Executive Officer, Kenneth Ruotolo, the Company's Chief Financial Officer and Secretary, Clifford Hersh, the Company's Chief Scientist, Girish Mundada, the Company's Vice President of Engineering and Jeffrey R. Spirn, Ph.D., the Company's Vice President of Research and Development (each an "Officer"). In October 2004, pursuant to Salary Agreements, each Officer's salary (the "Original Salary") was reduced 50 percent and the Company agreed to pay each officer a bonus, equal to the aggregate amount that such Officer's salary had been reduced, should the Company raise a certain amount of financing between October 16, 2004 and February 1, 2005. Copies of these Salary Agreements were attached as Exhibits to the Form 8-K filed by the Company on November 1, 2004. Effective January 1, 2005, each Officer's salary was increased to 75 percent of the Original Salary pursuant to an Amendment Agreement. Copies of such Amendment Agreements were attached as Exhibits to the Form 8-K filed by the Company on January 19, 2005. The Company did not raise the required financing by February 1, 2005 and no bonus was paid to the Officers. On February 1, 2005, the Company and the Officers agreed that if the Company raised a certain amount of financing between February 1, 2005 and June 30, 2005, the Officers would be paid a bonus, equal to the aggregate amount that such Officers' salaries had been reduced since October 16, 2004, as more fully set forth in the Amendment Agreements attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6.

ITEM 9.01 Financial Statement and Exhibits.

(c)  Exhibits

     10.1 Amendment Agreement between the Company and Francis K. Ruotolo.
     10.2 Amendment Agreement between the Company and Boyd Pearce.
     10.3 Amendment Agreement between the Company and Kenneth Ruotolo.
     10.4 Amendment Agreement between the Company and Clifford Hersh.
     10.5 Amendment Agreement between the Company and Jeffrey R. Spirn, Ph.D.
     10.6 Amendment Agreement between the Company and Girish Mundada.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ANTs software inc.

Date: February 4, 2005             By:  /s/ Kenneth Ruotolo
                                        ----------------------------------------
                                        Kenneth Ruotolo, Chief Financial Officer